                                                                EXHIBIT B

                             Snapshot, Inc.
                        SUBSCRIPTION AGREEMENT
                         For the Purchase of
              Cumulative, Convertible Preferred Debentures
                             Series A-D

Snapshot, Inc., a Nevada Corporation, (the "Company") is hereby offering for sale (the "Offering"), $1,000,000, through 4 (four), Series A-D Cumulative,
Convertible Preferred Debentures, each for $250,000, as per the terms and conditions set forth by the company, under Regulation D promulgated under the
Securities Act of 1933, as amended (the "Securities Act"). The minimum investment is for $5,000. This Offering of Series A-D, Cumulative, Convertible
Preferred Debentures will be made through the Company, its agents, and any
Broker/Dealer, which is a member of the NASD, (National Association of
Securities Dealers, Inc.).

The undersigned hereby subscribes for Series ___ Cumulative. Convertible
Preferred Debenture of the Company at an aggregate price of $____. The Company shall have the right to reject this subscription in whole or in part. The entire purchase price is due and payable upon the execution of this Subscription
Agreement, and shall be paid by wire transfer or by check, subject to collection; made payable to the order of Snapshot, Inc. as no escrow agent for this Offering will be used, and all funds received shall be available for immediate use of the company, which are consistent with the terms of this agreement.

The Company will issue the Securities comprising the Series A-D, Cumulative,
Convertible Preferred Debenture upon the receipt and clearance of funds, and acceptance of the subscription document, ("Closing"). Should any additional subscriptions be received and accepted by the Company, over and beyond the stated terns of this Offering, and as the Company may deem necessary, notices shall be given to all investors accordingly. This offering commences October
1, 2001 and closes September 30, 2003, or as soon as the Offering is completed,
(the "Offering Period").

Prospective Investors should retain their own professional advisors to review and evaluate the economic, tax and other consequences of an investment in the
Company.

The  investor  represents  that  he/she has read and  understands  the legends contained in the Offering Materials, which are included herein:

THE SERIES A-D, CUMULATIVE, CONVERTIBLE PREFERRED DEBENTURE OFFERED PURSUANT TO
A CONFIDENTIAL PRIVATE OFFERING MEMORANDUM DATED SEPTEMBER 2001, AND THE
EXHIBITS THERETO (COLLECTIVELY, THE "OFFERING MATERIALS"), HAVE NOT BEEN FILED
OR REGISTERED WITH OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE
"COMMISSION"), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
THE OFFERING MATERIALS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR
ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE
OFFERING MATERIALS. ANY REPRESENTION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE ONLY TO
ACCREDITED INVESTORS, AND/OR 35 NON-ACCREDITED INVESTORS, AS DEFINED IN
REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES
OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS FOR
NON-PUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO
WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFER OF THE
INTERESTS. THIS OFFERING IS ALSO MADE AVAILABLE TO NON-U.S. RESIDENTS, UNDER
REGULATION S, FOR WHICH THE ACCREDITED INVESTOR RULE IS NOT APPLICABLE.

                        CONFIDENTIAL INFORMATION

THE INFORMATION CONTAINED IN THIS MEMORANDUM IS CONFIDENTIAL AND PROPRIETARY TO
THE COMPANY AND BEING SUBMITTED TO PROSPECTIVE INVESTORS SOLELY FOR SUCH
INVESTORS' CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE
PRIOR WRITTEN PERMISSION OF THE COMPANY, SUCH PERSONS WILL NOT RELEASE THIS
DOCUMENT OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTIONS OF OR
USE THIS MEMORANDUM FOR ANY PURPOSE OTHER THAN EVALUATING A POTENTIAL INVESTMENT
IN THE SECURITIES.

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY
NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT UNDER APPLICABLE
STATE SECURITIES LAWS OR PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.
INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS
OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THIS MEMORANDUM CONSTITUTES AN OFFER ONLY TO THE OFFEREE TO WHOM THIS MEMORANDUM
IS INITIALLY DISTRIBUTED AND DOES NOT CONSTITUTE AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY BY ANYONE IN ANY COUNTRY OR STATE IN WHICH SUCH
OFFER OR SOLICITATION IS NOT AUTHORIZED, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION. THE COMPANY AND THE PLACEMENT AGENT
RESERVE THE RIGHT TO ACCEPT OR REJECT ANY SUBSCRIPTION FOR SECURITIES, IN WHOLE
OR IN PART, OR TO ALLOT TO ANY PROSPECTIVE INVESTOR FEWER THAN THE NUMBER OF
SECURITIES SUCH INVESTOR DESIRES TO PURCHASE.

IN DECIDING WHETHER TO PURCHASE SECURITIES, EACH INVESTOR MUST CONDUCT AND RELY
ON ITS OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING
THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION WITH RESPECT TO
THE SECURITIES. PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS
MEMORANDUM OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM THE COMPANY, OR ANY
PROFESSIONAL ASSOCIATED WITH THE OFFERING, AS LEGAL OR TAX ADVICE. THE OFFEREE
AUTHORIZED TO RECEIVE THIS MEMORANDUM SHOULD CONSULT HIS OR HER OWN TAX COUNSEL,
ACCOUNT AND OR BUSINESS ADVISOR, RESPECTIVELY, AS TO LEGAL, TAX AND RELATED
MATTERS CONCERNING HIS OR HER PURCHASE OF THE SECURITIES.

THE INFORMATION PRESENTED HEREIN WAS PREPARED BY THE COMPANY AND IS BEING
FURNISHED SOLELY FOR USE BY PROSPECTIVE INVESTORS IN CONNECTION WITH THE
OFFERING. THE INFORMATION CONTAINED IN THIS MEMORANDUM HAS BEEN SUPPLIED BY THE
COMPANY AND HAS BEEN INCLUDED HEREIN IN RELIANCE ON THE COMPANY. THIS MEMORANDUM
CONTAINS SUMMARIES OF CERTAIN DOCUMENTS, BELIEVED BY THE COMPANY TO BE ACCURATE,
BUT REFERENCE IS HEREBY MADE TO SUCH DOCUMENTS FOR COMPLETE INFORMATION
CONCERNING THE RIGHTS AND OBLIGATIONS OF THE PARTIES THERETO. COPIES OF SUCH
DOCUMENTS ARE AVAILABLE AT THE OFFICES OF THE COMPANY. ALL SUCH SUMMARIES ARE
QUALIFIED IN THEIR ENTIRETY BY THIS REFERENCE.

EXCEPT AS OTHERWISE INDICATED, THIS MEMORANDUM SPEAKS AS OF THE DATE HEREOF.
NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALE MADE HEREUNDER SHALL, UNDER
ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE
AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

NO GENERAL SOLICITATION WILL BE CONDUCTED AND NO OFFERING LITERATURE OR
ADVERTISING IN ANY FORM WILL OR MAY BE EMPLOYED IN THE OFFERING OF THE COMMON
STOCK, EXCEPT FOR THIS MEMORANDUM (INCLUDING AMENDMENTS OR SUPPLEMENTS HERETO)
AND THE DOCUMENTS SUMMARIZED HEREIN. NO PERSON IS AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS MEMORANDUM OR
THE DOCUMENTS SUMMARIZED HEREIN AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR
REPRESENTATION MUST NOT BE RELIED UPON.

BY ACCEPTING DELIVERY OF ANY OFFERING MATERIAL, THE OFFEREE AGREES {I) TO KEEP
CONFIDENTIAL THE CONTENTS THEREOF, AND NOT TO DISCLOSE THE SAME TO ANY THIRD
PARTY OR OTHERWISE USE THE SAME FOR ANY PURPOSE OTHER THAN EVALUATION BY SUCH
OFFEREE OF A POTENTIAL PRIVATE INVESTMENT IN THE COMPANY, AND (II) TO RETURN THE
SAME TO THE PLACEMENT AGENT IF (A) THE OFFEREE DOES NOT SUBSCRIBE TO PURCHASE
ANY SECURITIES, (B) THE OFFEREE'S SUBSCRIPTION IS NOT ACCEPTED, OR (C) THE
OFFERING IS TERMINATED OR WITHDRAWN.

THE COMPANY WILL MAKE AVAILABLE TO ANY PROSPECTIVE INVESTOR, PRIOR TO THE
CLOSING, THE OPPORTUNITY TO ASK QUESTIONS OF AND TO RECEIVE ANSWERS FROM
REPRESENTATIVES OF THE COMPANY CONCERNING THE COMPANY OR THE TERMS AND CONDITIONS
OF THE OFFERING AND TO OBTAIN ANY ADDITIONAL RELEVANT INFORMATION TO THE
EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN OBTAIN IT WITHOUT
UNREASONABLE EFFORT OR EXPENSE. INVESTORS AGREE TO ADVISE THE COMPANY IN
WRITING IF THEY ARE RELYING UPON ANY SUCH INFORMATION.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF
THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS
INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE
SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING
AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS
DOCUMENT. ANY REPRESENTATIONS TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The undersigned acknowledges that the Series A-D Cumulative, Convertible
Preferred Debenture being purchased hereunder will not be registered under the
Securities Act, or the Securities laws of any State and that absent an exemption from registration contained in those laws, the issuance and sale of the Securities, comprising the Series A-D, Cumulative, Convertible Preferred
Debenture would require registration, and that the Company's reliance upon such exemption is based expressly upon the undersigned's representations, warranties, and agreements contained in the Offering Materials and this Subscription
Agreement.

     1. The undersigned represents, warrants, and agrees as follows:

     (a) The undersigned agrees that this Subscription Agreement is and shall be irrevocable.

     (b) The undersigned acknowledges receipt of and has carefully read the
Offering Materials. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Materials and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned desires in order to evaluate the investment. The undersigned further acknowledges that he or she fully understands the Offering Materials, and has had the opportunity to discuss any questions regarding any of the Offering Materials with his or her counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned had relied is that set forth in the Offering Materials and his or her own independent investigation. The undersigned acknowledges that he or she has received no representations or warranties from the Company, or its employees or agents, in making this investment decision other than as set forth in the Offering Materials.

(c) The undersigned is aware that the purchase of Series A-D Cumulative,
Convertible Preferred Debenture is a speculative investment involving a high degree of risk and that there is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could and is prepared to lose the total amount of the undersigned's investment.

(d) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this offering of the Series
A-D, Cumulative, Convertible Preferred Debenture for investment, or any recommendation or endorsement of this Offering of Series A Preferred Denture, and that any representation to the contrary is unlawful.

(e) The undersigned is purchasing the Series A-D, Cumulative, Convertible
Preferred Debenture for the undersigned's own account, with the intention of holding the Series A-D, Cumulative, Convertible Preferred Debenture, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly of indirectly, in a distribution of the Series A-D, Cumulative, Convertible Preferred
Debenture, and shall not make any sale, transfer, or pledge thereof without registration of the Series A-D Cumulative, Convertible Preferred Debenture,
under the Securities Act and any applicable Securities laws of any state, or unless and exemption from registration is available under those laws.

(f) The undersigned represents that the undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Series
A-D, Cumulative, Convertible Preferred Debenture. The undersigned represents that the undersigned is an 1) "accredited investor" as defined in Rule 5Ol(a) of
Regulation D promulgated under the Securities Act; 2) is a non US resident; or
3) falls within the allowable 35 non-accredited or sophisticated investor exemption. The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

(g) The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Series A-D, Cumulative,
Convertible Preferred Debenture for the minimum of 12 (twelve) months, as outlined in the terms of the Offering, or to afford a complete loss of his or her investment in the Series A-D Cumulative, Convertible Preferred Debenture.

(h) The undersigned represents that the undersigned's overa11 commitment to investments, which are not readily marketable, is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Series A-D,
Cumulative, Convertible Preferred Debenture will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Series A-D Cumulative, Convertible Preferred Debentures are
being sold to the undersigned, and others, would not be available if the undersigned's present intention were to hold the Series A-D, Cumulative,
Convertible Preferred Debentures for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Commission, a purchase now with a present intent to resell by a reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the
Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the
Series A-D, Cumulative, Convertible Preferred Debenture, and for which such
Series of Debentures may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company and the Commission would then regard such sale as a sale for which the exemption from registration is not available. The undersigned will not pledge, transfer or assign this Subscription
Agreement.

(i) The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

(j) FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the
undersigned is a partnership, corporation, trust or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Series A-D, Cumulative, Convertible Preferred Debenture (iii), the
undersigned has the full power and authority to execute this Subscription
Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(k) The address shown under the undersigned's signature at the end of this
Subscription Agreement is the undersigned's principal residences if he or she is an individual or if principal business address if a corporation of other entity.

(1) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Series A Preferred Debenture.

(m) The undersigned acknowledges that the certificates for the securities comprising the Series A-D, Cumulative, Convertible Preferred Debenture which the undersigned will receive will contain a legend substantially as follows:

THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS
OF ANY  STATE  AND MAY  NOT BE  SOLD,  TRANSFERRED,  HYPOTHECATED  OR  OTHERWISE
DISPOSED OF UNTIL A  REGISTRATION  STATEMENT  WITH  RESPECT  THERETO IS DECLARED
EFFECTIVE UNDER SUCH ACT AND SUCH APPLICABLE STATE LAWS, OR THE COMPANY RECEIVES
AN OPINION OF COUNSEL FOR THE COMPANY  THAT AN EXEMPTION  FROM THE  REGISTRATION
REQUIREMENTS OF SUCH ACT AND SUCH APPLICABLE STATE LAWS IS AVAILABLE.

The undersigned further acknowledges that (i) if the Series A-D, Cumulative,
Convertible Preferred Debenture or the components, (underlining Securities), thereof become publicly traded, any necessary stop transfer orders will be placed upon the certificates for the securities comprising the Series A-D,
Cumulative, Convertible Preferred Debenture in accordance with the
Securities Act, and (ii) the Company is under no obligation to aid the undersigned in obtaining any exemption from registration requirements.

2. The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representations contained in the Offering Materials and this Subscription Agreement.

3. The undersigned subscriber acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold harmless the
Company, any broker/dealer participating as a placement agent in this Offering and their respective officers, directors and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in any of the Offering Materials.
Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment. In addition, the undersigned's representations, warranties and indemnification contained herein shall survive the undersigned's purchase of the Series A Preferred Debenture hereunder.

4. The Company has been duly and validly incorporated and is validly existing and in good standing as a Corporation under the laws of the State of Nevada.
The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business and to enter into this Subscription
Agreement and the other Offering Materials and to be bound by the provisions and conditions hereof or therein.

5. The Placement Agent (as well as other register broker/dealers who may
Participate in this Offering) will receive a commission equal to ten (10%)
percent, and a non-accountable expense allowance equal to two (2%) percent, of the aggregate purchase price of the Series A-D, Cumulative, Convertible
Preferred Debenture sold through its efforts. The Placement Agent will also receive stock in the underlining Securities equal to four percent (4%) of the number of Series A-D, Cumulative, Convertible Preferred Debentures sold in this
Offering.

6. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or her or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof sha1l operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper) will be cumulative, and may be exercised separately or concurrently.

7. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription
Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof.  All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this
Subscription Agreement and any such instrument, which alone fully and completely expresses their agreement.

8. This Subscription Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the Parties to this Subscription Agreement.

9. The parties agree to execute any and all such other and further instruments and documents and to take, any and all, such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

10. If any Provision or any Portion of any Provision of this Subscription
Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

11. This Subscription Agreement sha11 be governed by and construed in accordance with the laws of the State of Nevada. without giving effect to any principles of conflicts of laws) and the undersigned hereby irrevocably consents to the jurisdiction of the court of the State of Nevada and/or the United States
District Court for the State of Nevada.

                 ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

Name: _________________________________________________________________________

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ____ day of _______________________[MONTH] ____________ [YEAR].

No. ________________ (Series ______ Cumulative, Convertible Preferred Debenture)

Subscribed. $_________

1. Individual                           7. Trust

2. Joint tenants with                      Date Opened _____________
   Rights of Survivorship
   Community Property                   8.    As a Custodian For
4. Tenants in Common                          __________________

                                              Under the Uniform
                                              Gift to Minors Act of
                                              the State of

5. Corporation/Partnership                    __________________
6. IRA
   of ____________________
   of ____________________

          EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

_______________________________________________________________________________
                    Exact Name in Which Title is to be Held

_______________________________________________________________________________
                                  (Signature)

_______________________________________________________________________________
                              Name (Please Print)

_______________________________________________________________________________
                          Residence: Number and Street

_______________________________________________________________________________
City                       Zip Code        State

_______________________________________________________________________________
                Social Security Number or Foreign Tax ID Number

    Accepted this ______ day of _________________, 2002 ________ on behalf of

                                Snapshot, Inc.

                                   By:
                                   /s/ Roger D. Finchum, Sr.
                                   Roger D. Finchum, Sr.
                                   Chief Executive Officer

          EXECUTION BY SUBSCRIBER WHICH IS A CORPORATION
                        PARTNER, TRUST, ETC

_______________________________________________________________________________
                     Exact Name in Which Title is to be Held

_______________________________________________________________________________
                                  (Signature)

_______________________________________________________________________________
                       Title of Person Executing Agreement

_______________________________________________________________________________
                           Address: Number and Street

_______________________________________________________________________________
City                      Zip Code        State

_______________________________________________________________________________
                            Tax Identification Number

    Accepted this ______ day of _________________, 2002 ________ on behalf of

                                Snapshot, Inc.

                                   By:
                                   /s/ Roger D. Finchum, Sr.
                                   Roger D. Finchum, Sr.
                                   Chief Executive Officer

                          SERIES "A" DEBENTURE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED
WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES
COMMISSION OF ANY STATE PURSUANT TO AN EXEMPT1ON FROM REGISTRATION PROVIDED BY
SECTION 3(b) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND
REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND REGULATION D
PROMULGATED THEREUNDER.

A-001                                                               US S250,000

                              SNAPSHOT. INC.

                     10% SERIES A SUBORDINATED CONVERTIBLE
                        DEBENTURE DUE SEPTEMBER 30, 2003

     THIS DEBENTURE of Snapshot, Inc., a corporation duly organized and existing under the laws of Nevada ("Company"), designated as its 10% Series A
Subordinated Convertible Debentures due September 30, 2003, in an aggregate principal face amount not exceeding Two-Hundred and Fifty Thousand Dollars (U.S.
S250,000), which Debentures are being purchased at 100% of the face amount of such Debentures.

     FOR VALUE RECEIVED, the Company promises to pay _______________, to the registered holder hereof and its or his authorized successors and permitted assigns ("Holder"), the aggregate principal face sum not to exceed
Two-Hundred and Fifty Thousand Dollars (U.S. $250,000) on September 30, 2003
("Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of 10% per annum commencing October 1, 2001 and due in full at the
Maturity Date pursuant to paragraph 4(b) herein. Accrual of outstanding principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of the Debntures
("Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the
Securities Subscription Agreement dated as of March ______, 2002 between the
Company and ______________ ("Subscription Agreement"). The principal of, and interest on, this Debenture are payable at the address last appearing on the
Debenture Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the outstanding principal due upon this
Debenture before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Debenture by check if paid more than
10 days prior to the Maturity Date or by wire transfer and addressed to such
Holder at the last address appearing on the Debenture Register. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Debenture to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

     This Debenture is subject to the following additional provisions:

1. The Debentures are issuable in denominations of Five Thousand Dollars
(US$5,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same but not less than U.S. $10,000. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in Collection therewith.

2. The Company sha1l be entitled to withhold from all payments any amounts required to be withheld under the applicable laws.

3. This Debenture may be transferred or exchanged only in compliance with the
Securities Act of 1933, as amended ("Act") and applicable state securities laws. Prior to due presentment for transfer of this Debenture, the
Company and any agent of the Company may treat the person in whose name this
Debenture is duly registered on the Company's Debenture Register as the owner hereof for an other purposes, whether or not this Debenture be overdue, and either the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Debenture, electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Debenture, are also required to give the Company written confirmation that the Debenture is being converted ("Notice of Conversion") in the form annexed hereto as
Exhibit I.

4. (a) The Holder of this Debenture is entitled, at its option, at any time on and after October 1, 2002, to convert all or any amount over $10,000 of the principal face amount of this Debenture, plus all accrued interest to date then outstanding into shares of Common Stock, $0.001 par value per share, of the
Company ("Common Stock"), at a conversion price ("Conversion Price")
for each share of Common Stock equal to $.50 per share of Common
Stock ("Conversion"). If the number of resultant Conversion Shares would as a matter of law or pursuant to regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall, as soon as practicable, take the necessary steps to seek such approval. Such conversion shall be effectuated, by the Company delivering the Conversion Shares to the
Holder within 5 business days of receipt by the Company of the Notice of
Conversion. Once the Holder has received such Conversion Shares, the Debenture
Register shall then so reflect the cancellation of all principal and accrued interest due under the Debenture so converted. Accrued but unpaid interest shall be subject to conversion. No fractional shares or script representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.

(b) Interest at the rate of 10% per annum shall be paid by issuing Common Stock of the Company at a conversion price ("Conversion Price") for each share of Common Stock equal to $.50 per share of Common Stock ("Interest
Shares"). The dollar amount of interest payable pursuant to this paragraph
4(b) shall be calculated based upon the total amount of payments actually made by the Holder in connection with the purchase of the Debentures at the time any interest payment is due. If such payment is made by check, interest shall accrue beginning 10 days from the date the check is received by the Company. If such payment is made by wire transfer directly into the Company's account, interest shall accrue beginning on the date the wire transfer is received by the Company.
Common Stock issued pursuant hereto shall be issued pursuant to Rule 506 of
Regulation D promulgated under the Securities Act of 1933 in accordance with the terms of the Subscription Agreement and shall be subject to a restrictive legend provided for by Regulation D or Regulation S, whichever is applicable.

(c) On or after the Maturity Date of this Debenture, the Holder shall elect to either: (i) receive all principal and interest accrued to date; or (ii) convert the outstanding principal and interest to Common Stock in accordance with this
Section 4. Moreover, if during the term of the Debenture, the Company enters into a buyout or merger whereby the Company is not the surviving corporation, or in the event that the Company conducts a public offering of its securities for cash, then upon written notice given by the Company to the Holder no less than 30 days prior to such event, the Holder shall thereafter elect within 10 days of receipt of such notice, to either: (i) receive all principal and interest accrued to date; or (ii) convert the outstanding principal and interest to Common Stock in accordance with this Section 4. In the event that such notice is given by the Company of the event of a public offering of its securities for cash, then the Holders shall be entitled to certain registration rights covering the Common Stock, as provided in Section 4(d), below.

(d) If the Company proposes to register any of its Common Stock or other securities under the 1933 Act in connection with the public offering of its securities solely for cash (other than a registration relating solely to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan, or a registration relating to a Rule 145 transaction), the Company shall promptly give each Holder of $10,000 or more, of the Series 'A' Debenture, written notice of such registration. Thereafter, and upon the written request of each Holder to be given within twenty (20) days after mailing of such notice by the Company, the Company shall cause to be registered under the 1933 Act, one-ha1f, or 50%, of the Conversion Shares
("Registrable Securities") that any such Holder may have received through the conversion of the Debenture in accordance with Section 4 hereof. These rights of registration afforded to the Holder shall be one time registration rights and shall include the fol1owing terms and conditions.

(i) at the time the Company proposes to register any of its securities under the
1933 Act, as set forth above, the Company sha11 prepare and file with the U.S.
Securities and Exchange Commission, a registration statement with respect to the
Registrable Securities and to use its best efforts to cause such registration statement to become effective and, to keep such registration statement effective for up to one-hundred and twenty (120) days thereafter;

(ii) the Company shall furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities held by them;

(iii) the Company shall use its best efforts to register and qualify the securities covered by the registration statement under such other securities or
Blue Sky laws of such jurisdictions as shall be reasonably requested by the
Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(iv) in the event of any underwritten public offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform their obligations under such an agreement;

(v) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 4(d), that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities;

(vi) All registration expenses incurred in connection with any registration, filing, qualification or compliance pursuant to this Section 4(d), shall be borne by the Company. Unless otherwise stated, all selling expenses relating the
Registrable Securities to be registered on behalf of the Holders shall be borne the Holders of such securities pro-rata on the basis of the number of shares so registered. Selling expenses shal1 include all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders, as well as all fees and disbursements of counsel for any Holder;
and

(vii) the Company is obligated to effect only one registration on behalf of the
Holders pursuant to this Section 4(d)

5. No provision of this Debenture shall alter or impair the obligation of the
Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the form, herein presoribed.

6. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Debenture.

8. If one or more of the following described "Events of Default" shall occur and continue for 30 days, unless a different time frame is noted below:

(a) The Company shall default in the payment of principal or interest on this
Debenture; or

(b) Any of the presentations or warranties made by the Company herein, in the
Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription
Agreement shall be false or misleading in any material respect at the time made or the Company shall violate any covenants in the Subscription Agreement including but not limited to Section 5(b) or 10; or

(c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the
Company under this Debenture, the Subscription Agreement or the Escrow Agreement
and such failure shall continue uncured for a period of thirty (30) days after notice from the Holder of such failure; or

(d) The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

(f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantia1 portion of the properties or assets of the Company; or,

(g) Any money judgment, writ or warrant of attachment, or similar process, in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and sha11 remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted voluntarily by or involuntarily against the Company;
or

(i) The Company shall not deliver to the Debenture Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 5 business days.

Then, or at any time thereafter, unless cured, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder
(which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable without presentment, demand protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

9. This Debenture represents a prioritized obligation of the Company. However, no recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

10. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible so that it is enforceable to the maximum extent possible and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

11. This Debenture and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the Company and the
Holder with respect to the subject hereof, Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

12. This Debenture shall be governed by and construed in accordance with the laws of Tennessee applicable to contracts made and wholly be performed within the State of Tennessee and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of Tennessee. At the Company's or the Holder's election, any dispute between the parties may be arbitrated rather than litigated in the courts, before the
American Arbitration Association in Nashville, Tennessee and pursuant to its rules. Upon demand made by the Holder to the Company, the Company agrees to submit to and participate in such arbitration, This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: _________, 2002

                                SNAPSHOT,  INC.
                                By: Roger D. Finchum, Sr.
                                /s/ Roger D. Finchum, Sr.
                                Title:  President & Chief Executive Officer

"A" SERIES

                                   EXHIBIT I
                              NOTICE OF CONVERSION

(To be Executed by the Registered Holder In order to Convert the Debenture)

The undersigned hereby irrevocably elects to convert $_______________ of the above Debenture No. _______ into Shares of Common Stock of Snapshot, Inc.
according to the conditions set forth in such Debenture, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion ______________________________________________________

Applicable Conversion Price ____________________________________________

Signature _______________________________________________________________
                  [Print Name or Holder and Title of Signer)

Address _________________________________________________________________

SSN or EIN: Shares are to be registered in the following name:

Name:
Address:
Tel:

Fax:

SSN or EIN:

Shares are to be sent or delivered to the following account:

Account Name:
Address: